INCOME AND EXPENSES ITEMS - Summary of Other Operating Income (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Analysis of income and expense [abstract]
Gain on disposal of investment property	$ 0	$ 271	$ 0
Gain on disposal of assets classified as held for sale	0	240	0
Gain on disposal of property, plant, and equipment	39	132	318
Rental income	323	254	179
Other operating income – others	71	129	90
Other operating income	$ 433	$ 1,026	$ 587